SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 5, 2014

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd., Suite 200

Virginia Beach, VA 23452

Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 5, 2014, the Registrant, through WHLR-Cypress LLC, a Delaware limited liability company (“WHLR-Cypress”) and a wholly-owned subsidiary of Wheeler REIT, L. P., a Virginia limited partnership of which the Registrant is the sole general partner, entered into an Assignment of Purchase and Sale Agreement (the “Assignment”) with Wheeler Interests, LLC, a Virginia limited liability company (“Wheeler Interests”). Pursuant to the Assignment, for nominal consideration, WHLR-Cypress succeeded to the rights of Wheeler Interests under that certain Purchase and Sale Agreement, dated March 19, 2014 and First Amendment to Purchase and Sale Agreement, dated April 22, 2014 (collectively the “Purchase Agreement”), between Wheeler Interests, as buyer, and Cypress Properties I, LLC, a South Carolina limited liability company, Cypress Properties II, LLC, a South Carolina limited liability company and M & T Enterprises, Inc., a South Carolina corporation (collectively the “Sellers”), as sellers, for the purchase of real property located at 3720 Boiling Springs Rd., Boiling Springs, South Carolina, commonly known as the Cypress Shopping Center for the sales price of Eight Million Three Hundred Thousand and 00/100 Dollars ($8,300,000).

Jon Wheeler, the Registrant’s Chairman and Chief Executive Officer, is the managing member of Wheeler Interests and WHLR-Cypress. No director, officer or affiliate of the Registrant is affiliated with the Sellers.

ITEM 8.01 OTHER EVENTS.

On May 8, 2014, the Registrant issued a press release announcing its assumption of the contract to purchase the Cypress Shopping Center.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statement of businesses acquired.

Not Applicable.

(b)	Pro forma financial information.

Not Applicable.

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

10.1	Assignment of Purchase and Sale Agreement, dated May 5, 2014, by and between Wheeler Interests and WHLR-Cypress.

10.2	Purchase and Sale Agreement, dated March 19, 2014, by and between Wheeler Interests and the Sellers.

10.3	First Amendment to Purchase and Sale Agreement, dated April 22, 2014, by and between Wheeler Interests and the Sellers.

99.1	Press release, dated May 8, 2014, relating to the Registrant’s assumption of the contract to acquire the Cypress Shopping Center.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Jon S. Wheeler
Jon S. Wheeler
Chairman and Chief Executive Officer

Dated: May 8, 2014

EXHIBIT INDEX

Number	Description of Exhibit

10.1	Assignment of Purchase and Sale Agreement, dated May 5, 2014, by and between Wheeler Interests and WHLR-Cypress.

10.2	Purchase and Sale Agreement, dated March 19, 2014, by and between Wheeler Interests and the Sellers.

10.3	First Amendment to Purchase and Sale Agreement, dated April 22, 2014, by and between Wheeler Interests and the Sellers.

99.1	Press release, dated May 8, 2014, relating to the Registrant’s assumption of the contract to acquire the Cypress Shopping Center.